                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 22, 1999
                                                 -----------------

                                   NET 2 L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                         33-25984                                   13-3497738
      -------------------------------                     ------------------------                       -------------------
      (State or other jurisdiction of                     (Commission File Number)                         (IRS Employer
      incorporation or organization)                                                                     Identification No.)

     c/o Lexington Corporate Properties Trust
              355 Lexington Avenue
               New York, New York                                                                          10017
     ----------------------------------------                                                            ----------
     (Address of principal Executive offices)                                                            (zip code)


Registrant's telephone number, including area code                                                         (212) 692-7200
                                                                                                           --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 22, 1999, Net 2 L.P. (the "Partnership") sold for cash, a property located in Bristol, Pennsylvania (the "Bristol Property") for approximately $8.6 million. The Bristol Property, aggregating 96,000 square feet, is net leased to Jones Apparel Group, Inc. ("Jones"). The sale resulted in a loss of approximately $780,000.

On December 28, 1999, the Partnership sold for cash, twelve properties located in Michigan (the "Michigan Property") for approximately $8.2 million. The Michigan Property, aggregating 77,846 square feet, is net leased to Ultramar Diamond Shamrock Corporation ("Ultramar"). The sale resulted in a loss of approximately $264,000.

On December 29, 1999, the Partnership sold for cash, a property located in Southborough, Massachusetts (the "Southborough" Property) for approximately $4.7 million. The Southborough Property, aggregating 57,698 square feet, is net leased to Honeywell Inc. ("Honeywell"). The sale resulted in a gain of approximately $875,000.

The Bristol and the Southborough Properties were sold to Lexington Corporate Properties Trust (the "Purchaser"), whose chairman is an officer of the General Partner. The Purchaser assumed mortgage indebtedness in its purchase of the Bristol and Southborough Properties of approximately $6.4 million and $2.5 million, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a)  Financial Statements

          Not required.

     (b)  Pro Forma Financial Information

          Pro Forma Financial Information

          Pro Forma Consolidated Balance Sheet at September 30, 1999.

          Pro Forma Consolidated Statements of Income for the nine months ended September 30, 1999 and the year ended December 31, 1998.

          Notes to Pro Forma Consolidated Financial Statements

     (c)  Exhibits

          None.

                    NET 2 L.P. AND CONSOLIDATED PARTNERSHIPS
   PRO FORMA CONSOLIDATED BALANCE SHEET AND CONSOLIDATED STATEMENTS OF INCOME

The accompanying Pro Forma Consolidated Balance Sheet of Net 2 L.P. as of September 30, 1999 gives effect to all 1999 dispositions as if such occurred on September 30, 1999.

The accompanying Pro Forma Consolidated Statements of Income for the year ended December 31, 1998 and the nine months ended September 30, 1999, give effect to all 1998 and 1999 acquisitions and dispositions, as if such occurred as of January 1, 1998.

The management of the Partnership prepared the Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income. These pro forma statements may not be indicative of the results that would have actually occurred if such had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income should be read in conjunction with the Partnership's audited financial statements as of December 31, 1998, (which are contained in the Partnership's Form 10-K), and the accompanying notes thereto.

                    NET 2 L.P. AND CONSOLIDATED PARTNERSHIPS

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                (In thousands, except Units and per Unit amounts)

                               September 30, 1999
                                   (Unaudited)

                                                                                                     Pro Forma
                                       ASSETS                                  Historical           Adjustments         Pro Forma
                                       ------                                  ----------           -----------         ---------
Real estate, net                                                              $    96,119        $      (19,622)      $      76,497
Cash and cash equivalents                                                           1,042                  -                  1,042
Restricted cash                                                                      -                   11,952              11,952
Deferred expenses, net                                                                454                  (115)                339
Rent receivable                                                                     2,101                (1,327)                774
Other assets                                                                           27                  -                     27
                                                                                ---------             ---------           ---------

   Total assets                                                               $    99,743        $       (9,112)      $      90,631
                                                                                   ======                 =====              ======



                     LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Mortgage notes payable                                                        $    61,335        $       (8,944)      $      52,391
Accrued interest payable                                                              200                  -                    200
Accounts payable and other liabilities                                                126                  -                    126
                                                                                 --------             ---------            --------
                                                                                   61,661                (8,944)             52,717
                                                                                   ------                 -----              ------

Partners' capital (deficit):
   General Partner                                                                   (252)                   (3)               (255)
   Limited Partners ($100 per Unit, 500,000 Units
      authorized, 477,167 Units issued
      and outstanding)                                                             38,334                  (165)             38,169
                                                                                   ------                ------              ------
                                                                                   38,082                  (168)             37,914
                                                                                   ------                ------              ------

   Total liabilities and partners' capital                                    $    99,743        $       (9,112)      $      90,631
                                                                                   ======                 =====              ======

                    NET 2 L.P. AND CONSOLIDATED PARTNERSHIPS

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

1.   Pro Forma Adjustments

     The adjustment to real estate, net reflects sale of the Bristol, Michigan and Southborough Properties.

     The adjustment to restricted cash represents the receipt of the sale proceeds to be used in tax free like kind exchange transactions.

     The adjustment to deferred expenses and rent receivable reflects the write-off of assets relating to the sales.

     The adjustment to mortgage notes payable reflects the assumption by the Purchaser of mortgage on the Bristol and Southborough Properties.

     The adjustment to partners' capital (deficit) reflects the change in net equity of the Partnership resulting from the sale of the properties.

                    NET 2 L.P. AND CONSOLIDATED PARTNERSHIPS

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     (In thousands, except per Unit amounts)

                      Nine Months Ended September 30, 1999
                                   (Unaudited)

                                                                                            Pro Forma
                                                                   Historical              Adjustments              Pro Forma
                                                                   ----------              -----------              ---------

Revenue:
   Rental                                                         $       7,568         $        (1,022)          $      6,546
   Interest and other                                                       236                    -                       236
                                                                         ------               ---------                 ------
                                                                          7,804                  (1,022)                 6,782
                                                                          -----                   -----                  -----
Expenses:
   Interest expense                                                       3,482                    (373)                 3,109
   Depreciation                                                           1,508                    (203)                 1,305
   Amortization of deferred expenses                                        153                      (6)                   147
   General and administrative                                               527                    -                       527
                                                                         ------               ---------                 ------
                                                                          5,670                    (582)                 5,088
                                                                          -----                  ------                  -----
Income before gain on
   sale of properties, net                                                2,134                    (440)                 1,694
   Gain on sale of properties, net                                          770                    (770)                   -
                                                                         ------                  ------                  -----
Net Income                                                        $       2,904         $        (1,210)          $      1,694
                                                                          =====                   =====                  =====


Net income per Unit
   of limited partnership interest                                         $5.96                                           $3.48
                                                                           =====                                           =====

                    NET 2 L.P. AND CONSOLIDATED PARTNERSHIPS

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     (In thousands, except per Unit amounts)

                          Year Ended December 31, 1998
                                   (Unaudited)

                                                                                            Pro Forma
                                                                   Historical              Adjustments              Pro Forma
                                                                   ----------              -----------              ---------

Revenue:
   Rental                                                         $       6,871         $         1,718           $      8,589
   Interest and other                                                        92                    -                        92
                                                                        -------                --------                -------
                                                                          6,963                   1,718                  8,681
                                                                          -----                   -----                  -----
Expenses:
   Interest expense                                                       2,277                   1,328                  3,605
   Depreciation                                                           1,238                     496                  1,734
   Amortization of deferred expenses                                        154                       8                    162
   General and administrative                                               818                    -                       818
                                                                         ------                --------                 ------
                                                                          4,487                   1,832                  6,319
                                                                          -----                   -----                  -----
Income before gain on
   sale of properties, net                                                2,476                    (114)                 2,362
   Gain on sale of properties, net                                        4,516                  (4,516)                  -
                                                                          -----                   -----                  -----
Net Income                                                        $       6,992         $        (4,630)          $      2,362
                                                                          =====                   =====                  =====


Net income per Unit
   of limited partnership interest (*)                           $12.62 to $15.55                                 $4.26 to $5.25
                                                                 ================                                 ==============


(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

                    NET 2 L.P. AND CONSOLIDATED PARTNERSHIPS

              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

1.   Pro Forma Adjustments

     The adjustment to rental revenue relates to the establishment of a new measurement date in the straight lining of rents under the lease term resulting from acquisitions, offset by the effect of the sale of properties.

     The adjustment to interest expense relates to the net change in mortgage debt incurred relating to acquisition and disposition of properties.

     The adjustment to depreciation relates to the net change in building basis, which is depreciated over an estimated useful life of 40 years, using the straight-line method.

     The adjustment to amortization relates to the net change in deferred costs, which is amortized over the life of the loan of 10 years, using the straight-line method.

                                    SIGNATURE

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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
                                                                                   NET 2 L.P.

                                                                                   By:  Lepercq Net 2 L.P.
                                                                                        its general partner

                                                                                   By:  Lepercq Net 2 Inc.
                                                                                        its general partner

Date:      January 14, 2000                                                        By:  /s/ E. Robert Roskind
      ------------------------------------                                              ---------------------
                                                                                        E. Robert Roskind
                                                                                        President
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